                                   EXHIBIT 1









                                                                EXHIBIT 1


                      PUBLIC SERVICE COMPANY OF OKLAHOMA

                                 SENIOR NOTES

                            UNDERWRITING AGREEMENT

                            __________ ____, 199__


Public Service Company of Oklahoma
212 East Sixth Street
Tulsa, Oklahoma  74119

Dear Sirs:

      We (the "Managers") understand that Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), proposes to issue and sell $__________ aggregate principal amount of its ____% Senior Notes, due _______________ (the "Offered Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell and the underwriter or underwriters named in Schedule I hereto (such underwriter or underwriters being herein called the "Underwriters") agree to purchase, severally and not jointly, the principal amounts of such Offered Securities set forth opposite their names in Schedule I hereto at ______% of their principal amount plus accrued interest, if any, from __________ ____, 199__ to the date of payment and delivery.

      The Underwriters will pay for such Offered Securities at the offices of Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005 at 10:00 a.m., New York Time, on __________ ____, 199__, or at such other place and time, not later than __________ ____, 199__, as shall be mutually agreed. The Offered Securities shall be concurrently delivered to the Underwriters at the offices of _________________________________________.

      The Offered Securities shall have the following terms:

      Maturity:                        __________  __, ______
      --------

      Interest Rate:                   ________%
      -------------

      Mandatory and Optional
      Sinking Fund Provisions:         As described in the Prospectus and
      -----------------------          applicable Prospectus Supplement
                                       for the Offered Securities

      Optional Redemption Provisions:  As described in the Prospectus and
      ------------------------------   applicable Prospectus Supplement
                                       for the Offered Securities

      Interest Payment Dates:          __________  ____ and
       -----------------------          __________  ____, commencing
                                        __________  ____, 199__
      Address for Notices
      to Managers under
      Underwriting Agreement:
      ----------------------

      Payment Method:
      --------------

      All the provisions contained in the document entitled Public Service Company of Oklahoma Underwriting Agreement Standard Provisions (Senior Notes-Shelf) dated __________ ____, 199__, a copy of which you and we have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein. References herein and therein to numbered sections of the Underwriting Agreement shall mean the numbered sections of such Standard Provisions.

      Please confirm your agreement by having an authorized officer sign a copy of this Underwriting Agreement in the space set forth below and returning the signed copy to us. This Underwriting Agreement may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument. It is understood that our acceptance of this agreement on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination, upon request.

                                    Very truly yours,




                              By:______________________________

                              Title:___________________________
                                    (Acting severally on behalf of
                                    themselves and the several
                                    Underwriters named in Schedule I
                                    hereto)






Accepted:

PUBLIC SERVICE COMPANY OF OKLAHOMA



By:_______________________________
      Name:
      Title:


                                                                   Schedule I
                                                                   ----------





                                                         Principal
                                                         Amount of
          Underwriters                                   Offered
                                                            Securities
          ------------                                   ---------

                                                        $




                                                        -----------
                                                 Total  $






                    PUBLIC SERVICE COMPANY OF OKLAHOMA

                          UNDERWRITING AGREEMENT
                 STANDARD PROVISIONS (SENIOR NOTES-SHELF)

                       Dated __________  ____, 199__


      From time to time Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement and any such underwriting agreement, including the provisions incorporated therein by reference, is herein referred to as the "Underwriting Agreement".

      The Company proposes to issue the series of Senior Notes specified in the Underwriting Agreement (the "Offered Securities") pursuant to the provisions of its Indenture dated __________ ____, 1996, as supplemented and as the same may from time to time be amended or supplemented (the "Indenture"), to Liberty Bank and Trust Company of Tulsa, National Association, as Trustee (the "Trustee"). The Offered Securities will have the terms and rights, including the maturity, rate and times of payment of interest, selling price and redemption terms, as set forth in the Underwriting Agreement and Prospectus (as hereinafter defined). The Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by facsimile or any other electronic transmission designed to produce a written record of communications transmitted. Until the Release Date (as defined in the Indenture), the Offered Securities will be secured as to payment of principal and interest by one or more series of First Mortgage Bonds (the "First Mortgage Bonds") issued, pledged and delivered by the Company to the Trustee.

      1.  Representations and Warranties of the Company.

      (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-_________), including a prospectus, relating to the Offered Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") and such registration statement has become effective. The Company has prepared or will promptly prepare for filing with, or transmission for filing to, the Commission, pursuant to Rule 424 under the Securities Act, a Prospectus Supplement (the "Supplement") for the purpose of supplying information in respect of the public offering of the Offered Securities, the names of the underwriter or group of underwriters and other matters. Said registration statement, as amended at the time it became effective, including the information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act, and the prospectus, as supplemented by the Supplement, relating to the Offered Securities in final form as filed with the Commission pursuant to Rule 424 under the Securities Act, are hereinafter called the "Registration Statement" and the "Prospectus", respectively. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "preliminary prospectus" means a preliminary prospectus supplement, if any, relating to the Offered Securities together with the Basic Prospectus. Whenever the word "Registration Statement", "registration statement", "Prospectus", "preliminary prospectus" or "prospectus" is used herein it shall be deemed to include all documents incorporated therein by reference pursuant to the requirements of Form S-3 under the Securities Act (the "Incorporated Documents").

      (b) Except as otherwise contemplated herein, no approval, authorization, consent, certificate or order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act") or any State commission or regulatory authority other than the Corporation Commission of the State of Oklahoma (the "Oklahoma Commission") is necessary with respect to the issuance or the sale of the Offered Securities and the First Mortgage Bonds by the Company. The Oklahoma Commission has entered an order authorizing or approving the issue and sale of the Offered Securities and the First Mortgage Bonds by the Company on terms consistent with the Underwriting Agreement. A copy of such order heretofore entered by the Oklahoma Commission has been or will be delivered to the Underwriters.

      (c) The Basic Prospectus relating to the Offered Securities as originally filed, or as a part of any amendment thereto, any preliminary prospectus at the time of its issuance, and the Registration Statement and the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus as of their effective or issue dates, and as of the Closing Date (as hereinafter defined), complied or will comply, in each case in all material respects, with the provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under said Acts, and neither the Registration Statement nor any amendment thereto contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Basic Prospectus, any preliminary prospectus, the Prospectus or any amendment or supplement thereto does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided that the foregoing representations and warranties in this subsection (c) shall not apply to omissions from the Registration Statement or Prospectus resulting from the failure of any of the Underwriters to furnish the Company with the information pertaining to such Underwriters and the underwriting of the Offered Securities required to complete the Registration Statement or the Prospectus, to statements in the Form T-1 filed by the Trustee and First Mortgage Trustee (as hereinafter defined) as exhibits to the Registration Statement or to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any of the Underwriters for use in connection with the preparation of the Prospectus. The Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), complied at their respective times of filing, and any documents deemed to be incorporated in the Registration Statement and Prospectus at all times during which a prospectus is required to be delivered under the Securities Act will comply at their respective times of filing, with the provisions of the Exchange Act and the rules and regulations of the Commission thereunder.

      (d) Except as the Company may have furnished supplemental information to each prospective Underwriter or to the Managers prior to the receipt of proposals to purchase the Offered Securities as to matters to be reflected in the Prospectus, since the respective dates as of which information is given in the Registration Statement and in the Prospectus, there has been no (A) material adverse change in the condition, financial or otherwise, or in the earnings of the Company, or (B) adverse development concerning the Company's business or assets which would result in a material adverse change in its prospective financial condition or results of operations, except such changes as are set forth or contemplated in such Registration Statement (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement) or the Prospectus.

      (e) The First Mortgage Indenture (as defined herein) adequately describes all or substantially all the permanent fixed properties now owned by the Company, except certain property excepted from the lien of the First Mortgage Indenture and property of the character expressly excluded from such lien by the terms of the First Mortgage Indenture, and except any property constructed or acquired by the Company subsequent to the date of execution of the Supplemental Indenture creating and providing for the issuance of the First Mortgage Bonds.

      (f) At or prior to the acceptance by the Company of a proposal for the purchase of the Offered Securities, the Company will have taken all corporate action necessary to be taken by it to authorize the acceptance of such proposal and, at or before the Closing Date, will have taken all corporate action necessary to be taken by it to authorize the performance by it of all obligations on its part to be performed under the Underwriting Agreement; and the consummation of the transactions contemplated in, and the fulfillment of the terms of, the Underwriting Agreement will not result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party at the Closing Date, or the Restated Articles of Incorporation of the Company, as amended, or any order, rule or regulation applicable to the Company of any court or of any state or Federal regulatory body or administrative agency having jurisdiction over the Company or over its property.

      (g) Arthur Andersen LLP are independent accountants with respect to the Company as required by the Securities Act and the applicable rules and regulations thereunder.

      2.  Purchase, Sale and Delivery of Offered Securities.

      The Company is advised by the Managers that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after the Underwriting Agreement is entered into as in the Managers' judgment is advisable. The terms of the public offering of the Offered Securities are or will be set forth in the Prospectus.

      Payment for the Offered Securities shall be made by certified or official bank check or checks payable to the Company or its order in immediately available Federal funds (unless the Underwriting Agreement shall otherwise specify) at the time and place set forth in the Underwriting Agreement upon delivery to the Managers for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations as the Managers shall request in writing not less than two full business days prior to the date of delivery. The Company agrees to have the Offered Securities available for inspection, checking and packaging by the Managers at the location indicated in the Underwriting Agreement not later than 1:00 P.M. on the business day next prior to the Closing Date. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

      At the closing, by virtue of certain provisions of the Oklahoma statutes, the several Underwriters shall be required to pay the real estate mortgage tax (0.10% of the principal amount of any Offered Securities) payable in connection with the issuance of the Offered Securities.

      3.  Covenants of the Company.

      The Company covenants and agrees with each of the Underwriters that:

      (a) As soon as practicable after the acceptance of a proposal to purchase the Offered Securities, the Company will file the Supplement with the Commission pursuant to Rule 424(b) of the Securities Act. The Company will not file at any time prior to the Closing Date any other amendment to the Registration Statement or any supplement to the Prospectus, or any other amended prospectus or any document that upon the filing thereof would become an Incorporated Document of which Sidley & Austin ("Underwriters' Counsel") shall not previously have been advised and furnished with a copy or to which the Managers shall reasonably object in writing.

      (b) The Company will advise the Managers immediately, and confirm such advice promptly in writing, of the effectiveness of any amendment to the Registration Statement.

      (c) The Company will notify promptly each of the Underwriters in the event of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or in the event of the institution or notice of intended institution by the Commission of any action or proceeding for that purpose. In the event the Commission shall enter a stop order suspending the effectiveness of the Registration Statement, whether before or after the Offered Securities have been delivered to the Managers or the Underwriters and paid for as provided in the Underwriting Agreement, the Company will make every reasonable effort to obtain, as promptly as possible, the entry by the Commission of an order setting aside any such stop order or otherwise reinstating the effectiveness of the Registration Statement.

      (d) The Company will deliver to the Managers, on or before the Closing Date, one signed copy of the registration statement as originally filed and of each amendment thereto (in each case including all exhibits thereto, other than exhibits incorporated by reference), and will also deliver to the Managers, for distribution to the Underwriters, a sufficient number of conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each of the Underwriters. The Company will also send to the Managers or to the Underwriters, without expense to them, as soon as practicable after the date hereof, and thereafter from time to time during a period of nine months after such date, as many copies of any preliminary prospectus and the Prospectus as the Managers may reasonably request for the purposes contemplated by the Securities Act.

      (e) The Company will use its best efforts, when and as requested by the Managers, to furnish information and otherwise cooperate in qualifying or registering the Offered Securities and the First Mortgage Bonds for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Managers may designate, but the Company shall not thereby be obligated to qualify as a foreign corporation or subject itself to taxation in, or to execute or file any general consent to service of process under the laws of, any jurisdiction. The Company will pay the Underwriters' Counsel all reasonable fees (including counsel fees) and expenses incurred by them in connection with such qualification or registration of the Offered Securities and the First Mortgage Bonds for offer or sale, not exceeding, however, $5,000 in the aggregate.

      (f) If the Underwriting Agreement shall be terminated pursuant to the provisions of Section 4, the Company will pay the reasonable fees and disbursements of Underwriters' Counsel in connection with the contemplated issue and sale of the Offered Securities and the First Mortgage Bonds, unless such termination is caused by any default by the Managers or any of the Underwriters in the performance of their respective obligations hereunder. Except as provided in this subsection (f), the Underwriters shall pay the fees of Underwriters' Counsel and reimburse such counsel for their reasonable expenses paid or incurred in connection with the issue and sale of the Offered Securities and the First Mortgage Bonds. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

      (g) The Company will, so long as any of the Offered Securities shall be outstanding, deliver to the Managers upon their request, and to each other Underwriter who may so request, copies of all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

      (h) During a period of nine months after the date of the Prospectus, if any event relating to or affecting the Company or its subsidiaries, if any, or of which the Company shall be advised in writing by the Managers, shall occur as a result of which it is necessary, in the opinion of counsel for the Company, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of Offered Securities from any of the Underwriters, the Company will forthwith at its expense prepare and furnish to the Managers or to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus (in form satisfactory to Underwriters' Counsel) which will supplement or amend the Prospectus so that, as so supplemented or amended, it will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to such a purchaser, not misleading. In case any of the Underwriters is required to deliver a prospectus descriptive of the Offered Securities after the expiration of nine months after the date of the Prospectus, the Company, upon the request of the Managers, will furnish to the Managers, at the expense of such Underwriter, a reasonable quantity of amendments or supplements to the Prospectus complying with
Section 10 of the Securities Act. For the purpose of this subsection (h), the Company will furnish such information with respect to itself and its subsidiaries, if any, as the Managers may from time to time reasonably request, and during said nine-month period, the Company will prepare and continue to file with the Commission all documents required to be filed under the Exchange Act.

      (i) The Company will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the date of the Prospectus, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act.

      4.  Conditions of Underwriters' Obligations.

      The obligations of the Underwriters to purchase and pay for the Offered Securities shall be subject to the performance by the Company of its obligations to be performed under the Underwriting Agreement at or prior to the Closing Date, to the continued accuracy in all material respects of the representations and warranties of the Company contained in the Underwriting Agreement, and to the following conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 1(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act, or proceedings therefor instituted or threatened by the Commission, on or prior to the Closing Date.

      (b) The Company shall have delivered to the Trustee, as security for the payment of the principal and interest on the Offered Securities, a series of First Mortgage Bonds in the same aggregate principal amount and with the same stated rate or maturity dates and redemption provisions as the Offered Securities they secure as described in Prospectus. The First Mortgage Bonds will be issued by the Company under its Indenture dated July 1, 1945 between the Company and Liberty Bank and Trust Company of Tulsa, National Association, as heretofore amended and supplemented and as to be further amended and supplemented by a Supplemental Indenture or Supplement Indentures creating the series in which the First Mortgage Bonds are to be issued. The term "First Mortgage Indenture," as hereinafter used, means such Indenture dated July 1, 1945, as so amended and supplemented.

      (c) At or prior to the Closing Date, the Underwriters shall have received from Underwriters' Counsel an opinion (subject to the reservation that they have relied upon the opinion of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma, and upon the opinion of Wagstaff, Alvis, Stubbeman, Seamster & Longacre, L.P.P., Abilene, Texas, each counsel for the Company, as to all matters governed by Oklahoma and Texas law, respectively), to the effect that:

           (i) the Company has been duly incorporated and is a validly existing corporation under the laws of the State of Oklahoma;

           (ii) each of the Indenture and the First Mortgage Indenture has been duly and validly authorized by the necessary corporate action by the Company, has been duly and validly executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, (x) to the fact that certain of the remedial provisions of the First Mortgage Indenture may be limited or rendered unenforceable by the laws of the States wherein the mortgaged property is situated (but said laws do not, in the opinion of such counsel, make the remedies afforded by the First Mortgage Indenture inadequate for the realization of the benefits of the security provided thereby), and (y) to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally; to the effects of the provisions of the Bankruptcy Reform Act of 1978, as amended, on the validity of the lien of the First Mortgage Indenture with respect to the property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the company; and to the effects of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

           (iii) the issue and sale of the Offered Securities and the First Mortgage Bonds by the Company in accordance with the terms of the Underwriting Agreement have been duly and validly authorized by the Company. The Offered Securities and First Mortgage Bonds, when duly executed, authenticated and delivered to and paid for by the Managers or the Underwriters in the case of the Offered Securities, and to the First Mortgage Trustee in the case of the First Mortgage Bonds, in accordance with the terms of the Underwriting Agreement, will be valid and binding obligations of the Company, secured, in the case of the First Mortgage Bonds, by the lien of and entitled to the benefits of the First Mortgage Indenture, subject, as to enforcement, (i) to the fact that certain of the remedial provisions of the First Mortgage Indenture may be limited or rendered unenforceable by the laws of the States wherein the mortgaged property is situated (but said laws do not, in the opinion of such counsel, make the remedies afforded by the First Mortgage Indenture inadequate for the realization of the benefits of the security provided thereby), and (ii) to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally; to the effects of the provisions of the Bankruptcy Reform Act of 1978, as amended on the validity of the lien of the First Mortgage Indenture with respect to the property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the Company; and to the effects of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

           (iv) the Offered Securities and the Indenture and the First Mortgage Bonds and First Mortgage Indenture, conform as to legal matters, in all material respects, with the statements concerning them made in the Prospectus under the caption "Description of the Senior Notes" and "Description of Senior Note Mortgage Bonds" and in the Prospectus Supplement under the caption "Supplemental Description of the Senior Notes" and "Supplemental Description of Senior Note Mortgage Bonds" and such statements accurately set forth, in all material respects, the matters respecting the Offered Securities, the Indenture, the First Mortgage Bonds and First Morgage Indenture, which are required to be set forth in the Prospectus, as supplemented by the Prospectus Supplement, by the Securities Act and the Trust Indenture Act and the rules and regulations under said Acts (other than the accounting provisions thereof, with respect to the requirements of which such counsel need express no opinion or belief); and each of the Indenture and the First Mortgage Indenture has been qualified under the Trust Indenture Act;

           (v) the order of the Oklahoma Commission referred to in subsection (b) of Section 1 of the Underwriting Agreement has been duly entered and, to the best of the knowledge of said counsel, is in full force and effect;

          (vi) the Company is exempt in accordance with Rule 52 under the Public Utility Holding Company Act of 1935, as amended, from the requirement for an order of the Commission under said Act with respect to the issue and sale of the Offered Securities and the First Mortgage Bonds.

           (vii) Except as set forth in paragraph (v) above and except for the order of the Commission entered into with respect to the Registration Statement as contemplated in paragraph (viii) below, no approval, authorization, consent, certificate or order of any Federal commission or regulatory authority is necessary with respect to the execution and delivery of the Indenture and the First Mortgage Indenture or the issue and sale of the Offered Securities and the First Mortgage Bonds by the Company as contemplated in the Underwriting Agreement;

           (viii) the Registration Statement on Form S-3 has become effective under the Securities Act, and, to the best of the knowledge of said counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or threatened under the Securities Act;

           (ix) the Registration Statement, the Prospectus and the Prospectus Supplement, in each case excluding the Incorporated Documents (other than financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which said counsel need express no opinion or belief) as of their respective effective or issue dates complied as to form, in all material respects, with the requirements of the Securities Act (or, where appropriate, the Exchange Act) and the rules and regulations of the Commission thereunder; and

           (x) the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

           Such counsel shall also state that while, except as otherwise required or stated in said opinion, said counsel have not independently checked the accuracy or completeness of, or otherwise verified, and accordingly, are not passing upon, and do not assume any responsibility for and have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, and relying as to materiality, to a large extent, upon the judgment of officers and representatives of the Company, nothing has come to the attention of said counsel which would lead said counsel to believe that the Registration Statement relating to the Offered Securities or any amendment thereto (other than financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which said counsel need express no opinion or belief), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (with the foregoing exception) the Prospectus, as supplemented by the Prospectus Supplement, as of the date of such opinion includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) At or prior to the Closing Date, the Underwriters shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Company, an opinion (subject to the same reservation as that expressed in subsection
(c) of this Section 4), in form and substance satisfactory to Underwriters' Counsel, to the same effect, in general, with respect to all matters enumerated in subsection (c) of this Section 4.

      (e) At or prior to the Closing Date, the Underwriters shall have received from Doerner, Stuart, Saunders, Daniel & Anderson, Tulsa, Oklahoma, Oklahoma counsel for the Company, an opinion, in form and substance satisfactory to Underwriters' Counsel, to the same effect, in general, with respect to the matters enumerated in subdivisions (i), (ii),
(iii), (v) and (x) of subsection (c) of this Section 4, and to the further effect that:

           (i) the Company is a validly organized and existing corporation under the laws of the State of Oklahoma and is duly authorized by its Restated Certificate of Incorporation to conduct the businesses in which it is engaged as described in the Prospectus and the Prospectus Supplement; the Company has the legal right to function and operate as a public utility in the State of Oklahoma supplying therein electric service; the Company generates and supplies electric light and power to the public only in the State of Oklahoma;

           (ii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

           (iii) each of the Indenture and the First Mortgage Indenture has been duly and validly authorized by all necessary corporate action of the Company, has been duly and validly executed and delivered by the Company, and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, however, to the fact that certain of the remedial provisions of the First Mortgage Indenture may be limited or rendered unenforceable by the laws of the States wherein the mortgaged property is situated (but said laws do not, in the opinion of said counsel, make the remedies afforded by the First Mortgage Indenture inadequate for the realization of the benefits of the security provided thereby), and except (a) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights, and (b) that such enforceability may be limited by the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedies and
      (ii) concepts of materiality, reasonableness, good faith and fair dealing;

           (iv) the issue and sale of the Offered Securities and the First Mortgage Bonds by the Company in accordance with the terms of the Underwriting Agreement have been duly and validly authorized by all necessary corporate action; the Offered Securities, when duly executed, authenticated and delivered to the Underwriters, against payment to the Company of the agreed consideration therefor, and the First Mortgage Bonds when duly executed, and authenticated and delivered to the First Mortgage Trustee will be (subject to the qualifications stated in paragraph (iii) above) valid and binding obligations of the Company and, in the case of the First Mortgage Bonds, secured by the lien of and entitled to the benefits of the First Mortgage Indenture;

           (v) the Company has good and sufficient title to all or substantially all the permanent fixed electric utility properties now owned by it, situated in the State of Oklahoma, including those described or referred to in the Prospectus and the Prospectus Supplement, except as otherwise indicated therein, subject only to the lien of the First Mortgage Indenture and to permitted encumbrances and liens and prepaid liens (as those terms are defined in the Indenture) and to the junior lien on the Company's Northeastern Station securing project bonds issued to finance the construction of Units 3 and 4 of said Station; the First Mortgage Indenture, subject only to permitted encumbrances and liens and prepaid liens, constitutes a valid, direct first mortgage lien upon all such fixed properties of the Company (with the exception of the properties expressly excepted or excluded from such lien); all permanent fixed property hereafter acquired by the Company and situated in the State of Oklahoma (other than property of the character of that expressly excepted or excluded from the lien of the First Mortgage Indenture) will, upon such acquisition, become subject to the lien of the First Mortgage Indenture, subject, however, to such permitted encumbrances and liens and prepaid liens, any liens existing or placed on such property at the time of the acquisition thereof by the Company, and any liens thereon which might intervene prior to the filing for record of the instrument by which title to such property is acquired by the Company, and except as provisions of the Bankruptcy Code may affect the validity of the lien of the First Mortgage Indenture with respect to property acquired, and proceeds, products, rents, issue or profits of the property subject to such lien realized, after commencement of a case under such Code;

           (vi) the First Mortgage Indenture has been duly filed for record as a mortgage or deed of trust of real and personal property in the office of the Secretary of State of the State of Oklahoma and such filing constitutes all of the action required under the laws of the State of Oklahoma to give notice of the lien of the First Mortgage Indenture;

           (vii) the Company has valid and subsisting franchises, licenses and permits relating to its operations in the State of Oklahoma, authorizing the Company to carry on its present operations in said State;

           (viii) the execution and delivery by the Company of the Supplemental Indenture relating to the Offered Securities and issuance and sale of the Offered Securities by the Company upon terms consistent with the Underwriting Agreement have been authorized by an Order and Certificate of Authority of the Corporation Commission of the State of Oklahoma, which Order has been duly entered and, to the best of said counsel's knowledge, is in full force and effect; no further approval, authorization, consent, certificate or order of any state commission or regulatory authority in Oklahoma (other than in connection or in compliance with the securities or Blue Sky laws or regulations of the jurisdictions in which any of the Offered Securities may have been or are to be offered for sale or sold) is necessary with respect to the execution and delivery of the Indenture or the issuance and sale of the Offered Securities by the Company to you as contemplated by the Underwriting Agreement.

           (ix) except as set forth in the Prospectus or the Prospectus Supplement, to the best of the knowledge of said counsel there is no material litigation or other legal proceeding pending to which the Company is a party or of which property of the Company is the subject, and, to the best of said counsel's knowledge, no such litigation or proceedings are contemplated; there may be excepted various routine litigation, claims and other proceedings, which are common or incident to the business in which the Company is engaged but which, in the aggregate, are not significant (in the opinion of said counsel) from the standpoint of the total assets and overall operations of the Company; and

           (x) the statements, if any, made in the Prospectus or the Prospectus Supplement which are stated therein to have been made on authority of said counsel, have been reviewed by said counsel and, as to matters of law or legal conditions, are correct.

      (f) At or prior to the Closing Date, the Underwriters shall have received from Wagstaff, Alvis, Stubbeman, Seamster & Longacre, L.P.P., Abilene, Texas, Texas counsel for the Company, an opinion, in form and substance satisfactory to Underwriters' Counsel, to the effect that:

           (i) the Company is duly qualified to transact business as a foreign corporation in the State of Texas;

           (ii) the Company has good and sufficient title to all or substantially all the permanent fixed electric utility properties now owned by it situated in the State of Texas, including those described or referred to in the Prospectus, except as otherwise indicated therein, subject only to the lien of the First Mortgage Indenture and to permitted encumbrances and liens and prepaid liens, as defined in the First Mortgage Indenture; the First Mortgage Indenture constitutes a valid, direct first mortgage lien, subject only to permitted encumbrances and liens and prepaid liens, upon all such fixed properties of the Company (with the exception of the properties expressly excepted or excluded from such lien of the First Mortgage Indenture); all permanent fixed property hereafter acquired by the Company and situated in the State of Texas (other than property of the character of that expressly excepted or excluded from the lien of the First Mortgage Indenture) will, upon such acquisition, become subject to the lien of the Indenture, subject, however, to such permitted encumbrances and liens and prepaid liens, any liens existing or placed on such property at the time of the acquisition thereof by the Company, and any liens thereon which might intervene prior to the filing for record of the instrument by which title to such property is acquired by the Company and except as provisions of the Bankruptcy Code may affect the validity of the lien of the First Mortgage Indenture with respect to property acquired, and proceeds, products, rents, issue or profits of the property subject to such lien realized, after commencement of a case under such Code;

           (iii) the laws of the State of Texas affecting the remedies for the enforcement of the security provided for in the First Mortgage Indenture do not, in said counsel's opinion, make such remedies inadequate for the realization of the benefits of such security;

           (iv) the First Mortgage Indenture has been duly recorded as a utility security instrument in the office of the Secretary of State of Texas and notices of utility security instruments affecting real property have heretofore been duly filed in each of the counties in the State of Texas in which property owned by the Company and subject to the lien of the First Mortgage Indenture is situated, in such manner as to make effective the lien intended to be created by the First Mortgage Indenture; such recordation and filings constitute all of the action required under the laws of the State of Texas to give notice of the lien of the First Mortgage Indenture; no recording or other taxes of the State of Texas are required by law in connection with the issuance of the Offered Securities and the First Mortgage Bonds or for the effectiveness of the lien of the First Mortgage Indenture as security for the First Mortgage Bonds;

           (v) as presently conducted, the Company's operations in the State of Texas require no franchises, licenses or permits, other than Certificates of Convenience and Necessity pertaining to its Texas properties which have been issued by the Public Utility Commission of Texas; and

           (vi) no approval, authorization, consent, certificate or order of any commission or regulatory authority of the State of Texas (other than in connection or in compliance with the securities or "blue sky" laws or regulations of the State of Texas) is necessary with respect to the execution and delivery of the Indenture and the First Mortgage Indenture or the issuance and sale of the Offered Securities and the First Mortgage Bonds by the Company to the Underwriters as contemplated by the Underwriting Agreement.

      (g) At or prior to the Closing Date, the Underwriters shall have received from Arthur Andersen LLP a letter confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect
(1) that in their opinion the financial statements and schedules of the Company incorporated by reference in the Registration Statement and Prospectus and which are stated therein to have been certified or audited by them, comply as to form, in all material respects, with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder; (2) that nothing has come to their attention which causes them to believe (A) that any unaudited dollar amounts or ratios which may appear in the Registration Statement and the Prospectus under the caption "The Company" were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Registration Statement and the Prospectus; (B) that any unaudited condensed financial statements of the Company included in any of the Company's Form 10-Q Quarterly Reports, which may be incorporated by reference in the Registration Statement and the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the applicable published rules and regulations thereunder, or that material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; or (C) that, except in all instances as set forth or contemplated in the Registration Statement or the Prospectus, (i) at the date of the latest available unaudited financial statements of the Company read by them and at a subsequent date, not more than five business days before the Closing Date, there has been any change in the capital stock or long-term debt of the Company, as compared with amounts shown in the latest balance sheet of the Company included or incorporated by reference in the Registration Statement and the Prospectus, except for normally scheduled reductions in the Company's long-term debt, and (ii) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the date of the latest available interim financial statements read by them and to the aforementioned date not more than five business days prior to the Closing Date there was any decrease, as compared with the corresponding period in the preceding twelve month period, in the Company's operating revenues, operating income or net income or (iii) there was any decrease in the ratio of earnings to fixed charges for the twelve months ended the date of such latest available interim financial statements as compared to such ratio for the twelve months ended the date of the latest financial statements included or incorporated by reference in the Prospectus, except as set forth in such letter, in which latter case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Managers; and (3) that they have compared certain dollar amounts designated by the Company and disclosed in the Registration Statement and Prospectus with such dollar amounts contained in the general accounting records of the Company or derived directly from such records by analysis or computation, and have found such dollar amounts to be in agreement therewith, except as otherwise specified in such letter in which latter case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Managers.

(v) The form of letter shall reflect the inclusion of any subsequently dated financial information, the incorporation by reference of any subsequently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q and/or the inclusion in the Prospectus of any statistical or financial information.

      Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letter required by this subsection (g) which is, in the judgment of the Managers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Securities as contemplated by the Registration Statement and the Prospectus.

      (h) At the Closing Date the Managers shall have received a certificate, dated as of the Closing Date, signed by the President or a Vice President and the Treasurer or the Secretary of the Company, to the effect that (i) to the best of the knowledge of the signers, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been instituted or threatened by the Commission, (ii) the order of the Oklahoma Commission referred to in subsection (b) of Section 1 of the Underwriting Agreement is, to the best of the knowledge of the signers, in full force and effect, and (iii) since the respective dates as of which information is given in the Registration Statement or Prospectus, there has been no (A) material adverse change in the condition, financial or otherwise, or in the earnings of the Company or (B) adverse development concerning the Company's business or assets which would result in a material adverse change in its prospective financial condition or results of operations, except such changes as are set forth or contemplated in the Registration Statement or the Prospectus (including financial statements and notes thereto contained in the Incorporated Documents).

      (i) All proceedings to be taken in connection with the issuance and sale of the Offered Securities by the Company as contemplated in the Underwriting Agreement shall be satisfactory in form and substance to Underwriters' Counsel.

      In case any of the conditions specified in this Section 4 shall not have been fulfilled, the Underwriting Agreement may be terminated by the Managers with the consent of Underwriters who have agreed to purchase in the aggregate more than fifty percent of the total principal amount of the Offered Securities upon delivering written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsection (f) of Section 3 of the Underwriting Agreement.

      5.  Indemnification.

      (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (1) the Registration Statement or any amendment to the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the Prospectus or the Prospectus as amended or supplemented, if such losses, claims, damages or liabilities arise out of or are based upon the use of the Prospectus or the Prospectus as amended or supplemented after the Company shall have amended or supplemented the Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (i) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any of the Underwriters for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, (ii) any statement made in the Form T-1 filed by the Trustee as an exhibit to the Registration Statement or (iii) the failure of any Underwriter to deliver (either directly or through the Managers) a copy of the Prospectus (excluding the Incorporated Documents), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the Incorporated Documents), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter to whom any Offered Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

      (b) Each of the Underwriters agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls any such other Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or (ii) the failure of such Underwriter to deliver (either directly or through the Managers) a copy of the Prospectus (excluding the Incorporated Documents), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the Incorporated Documents), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Offered Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

      (c)  Promptly after receipt by a party indemnified under this
Section 5 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 5 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party hereunder), with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert and conduct such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Managers in the case of subsection
(a), representing the indemnified parties under subsection (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) If the indemnification provided for in this Section 5 shall be unenforceable under applicable law by an indemnified party, the indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 5 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from the indemnifying party if the indemnifying party is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

      (e)  The indemnity and contribution agreements contained in this
Section 5 and the representations and warranties of the Company in the Underwriting Agreement shall remain operative and in full force regardless of (i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) delivery of and payment for any of the Offered Securities.

      6.  Termination.

      (a) If the Offered Securities are being purchased for the purpose of resale, the Underwriting Agreement may be terminated, at any time prior to the Closing Date, by the Managers with the consent of Underwriters who have agreed to purchase in the aggregate more than fifty percent of the total principal amount of the Offered Securities, if (a) there shall have occurred any general suspension or material limitation on trading in securities on the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, any limitation on prices for such trading or any restrictions on the distribution of securities, (b) trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, (c) a general banking moratorium on commercial banking activities in New York shall have been declared either by federal or New York State authorities,
(d) the rating assigned by any nationally recognized securities rating agency to any securities of the Company as of the date of the Underwriting Agreement shall have been lowered since that date, or (e) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Managers, impracticable to market the Offered Securities.

      (b)  Any termination of the Underwriting Agreement pursuant to this
Section 6 shall be without liability of any party to any other party except as otherwise provided in subsection (f) of Section 3.

      7.  Default by an Underwriter.

      If any one or more Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under the Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Offered Securities set forth opposite their names in Schedule I to the Underwriting Agreement bears to the aggregate amount of Offered Securities set opposite the names of all the remaining Underwriters) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase (less such aggregate amount of Offered Securities as are purchased by substituted underwriters selected by the Managers with the approval of the Company or selected by the Company with the approval of the Managers) shall exceed 10% of the aggregate amount of Offered Securities set forth in such Schedule I, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such nondefaulting Underwriters do not purchase all the Offered Securities, the Underwriting Agreement will terminate without liability to any nondefaulting Underwriter or the Company (except as otherwise provided in subsection (f) of Section 3). In the event of a default by an Underwriter as set forth in this Section 7, the Closing Date shall be postponed for such period, not exceeding seven calendar days, as the Company and the Managers shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in the Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default thereunder.

      8.  Notice.

      All communications under the Underwriting Agreement will be effective only on receipt, and, if sent to the Managers, will be mailed, delivered or telegraphed and confirmed to them, at the address, or telephoned to them at the number, specified in the Underwriting Agreement and to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, attention: Wilbur C. Delp, Jr.; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it in care of Central and South West Corporation, 1616 Woodall Rodgers Freeway, P.O. Box 660164, Dallas, Texas 75202, attention of Stephen D. Wise, in each case with written confirmation of such communication sent to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention Robert B. Williams, Esq.

      9.  Successors.

      The Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 5 of the Underwriting Agreement, and no other person will have any right or obligation hereunder and no other person (including a purchaser, as a purchaser, from any Underwriter of any of the Offered Securities) shall acquire or have any rights under or by virtue of the Underwriting Agreement.

      10.  Governing Law.

      The Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.